Exhibit 10.40

REGISTRATION RIGHTS AGREEMENT

               This Registration Rights Agreement (the "Agreement") is made and entered into as of this 3rd day of February, 2006 by and among VitalStream Holdings, Inc., a Nevada corporation (the "Company"), and the "Investors" named in that certain Purchase Agreement by and among the Company and the Investors dated the date hereof (the "Purchase Agreement") to the extent party thereto.

The parties hereby agree as follows:

               1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

               "Affiliate" means, with respect to any Person, any other Person which directly or indirectly Controls, is Controlled by, or is under common Control with, such Person.

               "Business Day" means a day, other than a Saturday or Sunday, on which banks in Los Angeles, California are open for the general transaction of business.

               "Common Stock" shall mean the Company's common stock, par value $0.001 per share, and any securities into which such shares may hereinafter be reclassified.

               "Control" (including the terms "controlling", "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

               "Investors" shall mean the Investors party hereto and any Affiliate or permitted transferee of any Investor who is a party to this Agreement and subsequent holder of any Registrable Securities.

               "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

               "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

               "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

               "Registrable Securities" shall mean the (a) the Shares or other securities issued or issuable to each Investor or its transferee or designee (i) upon any distribution with respect to, any exchange for or any replacement of such Shares or (ii) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (b) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (c) any other security issued as a dividend or other distribution with respect to, in exchange for, in replacement or redemption of, any of the securities referred to in the preceding clauses; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale by the Investors pursuant to Rule 144(k).

               "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

               "Required Investors" means a group of Investors (i) that collectively hold not less than 60% of the Registrable Securities, and (ii) that includes each Investor that purchased Shares with a Purchase Price (as defined in the Purchase Agreement) of $2,000,000 or more and continues to hold no fewer than 1,000,000 Registrable Securities. For purposes of the purchase and holding requirements of subsection (ii), the purchases and holdings of all Persons or investment accounts directed or controlled by a single Person shall be aggregated, and, with respect to such group of related Persons or investment accounts, the inclusion requirement of subsection (ii) shall be satisfied if the group of Investors includes the Person that directs or controls such related Persons or accounts.

               "SEC" means the U.S. Securities and Exchange Commission.

               "Shares" means the shares of Common Stock issued to the Investors pursuant to the Purchase Agreement.

               "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

               "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

               2. Registration.

                               (a) Registration Statement. As soon as practicable following the closing of the purchase and sale of the securities contemplated by the Purchase Agreement (the "Closing Date") but no later than March 31, 2006 (the "Filing Deadline"), the Company shall prepare and file with the SEC one Registration Statement on Form S-1 (or, if Form S-3 is then available to the Company for the registration of the resale of the Shares, on Form S-3) for a secondary or resale offering on a continuous basis pursuant to Rule 415 of the Registrable Securities in an amount at least equal to the number of Shares. Such Registration Statement shall include the plan of distribution substantially in the form attached hereto as Exhibit A. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Registration Statement shall be provided in accordance with Section 3(c) to the Investors and their counsel prior to its filing or other submission; provided, however, in the event that the Company receives a notice that the Registration Statement or amendment to the Registration Statement will not be reviewed by the SEC, the Company may make immaterial updates to the prior version of the Registration Statement or amendment and file such updated Registration Statement or amendment without providing the Investors or their counsel an opportunity to review the Registration Statement or amendment. If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by such Investor for each 30-day period (or pro rata for any portion thereof) following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Registrable Securities. Such payments shall be made on the last day of each calendar month and shall be in lieu of any other monetary damages the Investors may seek or obtain as a result of the respective delay; provided, however, nothing herein shall prohibit an Investor from seeking specific performance of the Company's obligations under this Agreement. Such payments shall be made to each Investor in cash.

                               (b) Expenses. The Company will pay all expenses associated with the registration of the Registrable Securities, including filing and printing fees, the Company's counsel and accounting fees and expenses, and fees and expenses (including reasonable counsel fees) associated with clearing the Registrable Securities for sale under applicable state securities or "blue sky" laws, listing fees, transfer taxes, fees of transfer agents and registrars, fees and expenses of one counsel designated by Winslow Management Company, LLC ("Winslow") (with such fees to be included as part of, and not to exceed when combined with all other fees associated with the Purchase Agreement and the other Transaction Documents (as defined in the Purchase Agreement), the cap described in Section 9.5 of the Purchase Agreement). The Company shall not be required to pay any other fees or expenses of the Investors in connection with the registration, including, without limitation, discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

                               (c) Effectiveness.

                                              (i) The Company shall use its best efforts to have the Registration Statement declared effective as soon as practicable (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the 1933 Act within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that a Registration Statement will not be "reviewed," or not be subject to further review). The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within two (2) Business Days, after any Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. If (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC by June 15, 2006 (the "Effectiveness Deadline"), or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement), but excluding the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions and except as temporarily excused for the applicable period pursuant to subparagraphs (ii) and (iii) below, then the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount purchase price paid by such Investor for Shares that continue to be Registrable Securities for each 30-day period (or pro rata for any portion thereof) during which sales cannot be made pursuant to such registration statement following the Effectiveness Deadline. Such payments shall be made within five (5) Business Days of the end of each partial or full calendar month with respect to which such payments are due and shall be in lieu of any other monetary damages the Investors may seek or obtain as a result of the respective delay; provided, however, nothing herein shall prohibit an Investor from seeking specific performance of the Company's obligations under this Agreement. Such payments shall be made to each Investor in cash.

                                              (ii) For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Chief Executive Officer and Chief Financial Officer of the Company, upon advice of counsel, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use its best efforts to terminate an Allowed Delay as promptly as practicable.

                               (ii) At any time (a) the Company is required to amend the Registration Statement pursuant to Section 10(a)(3) under the Securities Act, or (b) the Company is required to amend the Registration Statement to describe a fundamental change in the information set forth in the Registration Statement (including, without limitation, any transaction with respect to which the Company is required to update the Registration Statement to include financial statements and pro forma financial statements required by Rule 3-05 of Regulation S-X), the Company shall be allowed up to fifteen (15) Business Days from the date the amendment is required in order to file an amendment to the Registration Statement and until the sixtieth day following the date the amendment is required in order to cause the amended Registration Statement to be effective (such 60-day period, the "Update Delay"); provided, that the Company shall promptly after the occurrence of the event requiring amendment (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) such material non-public information giving rise to an Update Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Update Delay and (c) use its best efforts to terminate an Update Delay as promptly as practicable.

                               (d) Underwritten Offering. If the Company elects, in its discretion, to engage an underwriter with respect to any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Required Investors.

               3. Company Obligations. The Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

                               (a) use its best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period (the "Effectiveness Period") that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144(k) and advise the Investors in writing when the Effectiveness Period has expired;

                               (b) (i) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby and (ii) respond as promptly as reasonably practicable, and in no event later than ten (10) Business Days to any comments received from the SEC with respect to the Registration Statement or any amendment thereto (provided that the Company shall have twenty (20) Business Days to respond to any SEC comment letter if such letter leads to a restatement of any financial statements);

                               (c) provide copies to and permit a single counsel designated by the Investor holding the largest amount of the Registrable Securities (which shall be Bingham McCutchen LLP, unless the Company is otherwise notified) to review each Registration Statement and all amendments and supplements thereto no fewer than three (3) Business Days prior to their filing with the SEC and not file any document to which any such counsel reasonably objects; provided, however, in the event that the Company receives a notice that the Registration Statement or amendment to the Registration Statement will not be reviewed by the SEC, the Company may make immaterial updates to the prior version of the Registration Statement or amendment and file such updated Registration Statement or amendment without providing such counsel an opportunity to review the Registration Statement or amendment.

                               (d) furnish to the Investors and their legal counsel (which may be by email or portable document format (pdf) file) (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment or which includes material nonpublic information (with any comment related to the financial statements of the Company or related policies and procedures being deemed to be per se material nonpublic information)), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement;

                               (e) in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

                               (f) if required by the underwriter, the Company shall furnish, on the effective date of the Registration Statement (except with respect to clause (i) below) and on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement, (i) (A) in the case of an underwritten offering, an opinion, dated as of the closing date of the sale of Registrable Securities to the underwriters, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors participating in such underwritten offering or (B) in the case of an "at the market" offering, an opinion, dated as of or promptly after the effective date of the Registration Statement to the Investors, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in a public offering, addressed to the Investors, and (ii) a letter, dated as of the effective date of such Registration Statement and confirmed as of the applicable dates described above, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters (including any Investor deemed to be an underwriter);

                               (g) use its best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

                               (h) use its best efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Investors and do any and all other acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(h), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(h), or (iii) file a general consent to service of process in any such jurisdiction;

                               (i) if applicable, list all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system, over-the-counter bulletin board or other market on which similar securities issued by the Company are then listed;

                               (j) immediately notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                               (k) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and

                               (l) with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect and (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

               4. Due Diligence Review; Information. The Company shall make available, during normal business hours, for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors, and who are reasonably acceptable to the Company), and any underwriter participating in any disposition of shares of Common Stock on behalf of the Investors pursuant to a Registration Statement or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Filings (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement. Except for disclosures to any Investor whose representative or Affiliate occupies a seat or has observation rights with respect to the board of directors of the Company or any of its subsidiaries, the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

               5. Obligations of the Investors.

                               (a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities (or to complete any amendment to any Registration Statement) and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the information the Company reasonably requires from such Investor if such Investor elects to have any of the Registrable Securities included in the Registration Statement. An Investor shall provide such information to the Company at least four (4) Business Days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities included in the Registration Statement. At least ten (10) Business Days prior to the anticipated filing date of any pre-effective or post-effective amendment to any Registration Statement (provided that, if any amendment is filed in response to comment receive by the SEC, notice within two (2) Business Days the Company's receipt of the SEC comment shall be sufficient), the Company shall notify each Investor of the information the Company reasonably requires from such Investor if such Investor elects to have any of the Registrable Securities included in the Registration Statement. An Investor shall provide such information to the Company prior to the later of (i) at least four (4) Business Days prior to the first anticipated filing date of such Registration Statement, or (ii) two (2) Business Days after a timely request therefor from the Company, in each case if such Investor elects to have any of the Registrable Securities included in the Registration Statement. If any Investor fails to provide information to the Company as required by this subsection, at all or on a timely basis, and the Company reasonably expects the Registration Statement or amendment in question to be an effective version of the Registration Statement, the Company may exclude the Investor's Registrable Securities from the Registration Statement or amendment in question without penalty.

                               (b) Each Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

                               (c) In the event the Company, at the request of the Investors, determines to engage the services of an underwriter, such Investor agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

                               (d) Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or an Update Delay pursuant to Section 2(c)(iii) or (ii) the happening of an event pursuant to Section 3(j) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor's receipt of the copies of the supplemented or amended prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

                               (e) No Investor may participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions. Notwithstanding the foregoing, no Investor shall be required to make any representations to such underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities, and any indemnification in favor of the underwriter by the Investors shall be several and not joint and limited in the case of any Investor, to the net proceeds received by such Investor from the sale of its Registrable Securities. The scope of any such indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Section 6(b) hereof.

               6. Indemnification.

                               (a) Indemnification by the Company. The Company will, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration and will reimburse such Investor, and each such officer, director, member, employee or agent and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information reasonably relied on by the Company and furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus. The Company shall notify the Investors promptly of the institution of any proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall survive the transfer of the Registrable Securities by the Investors, but the right to receive indemnification under this Agreement shall not be transferable without the express written consent of the Company.

                               (b) Indemnification by the Investors. In connection with any registration pursuant to the terms of this Agreement, each Investor will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information reasonably relied on by the Company and furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

                               (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice promptly as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice promptly shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, not to be unreasonably withheld, consent to entry of any judgment or enter into any settlement that (y) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, or (z) imposes any monetary or other obligation or restriction on the indemnified party.

                               (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the net proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

               7. Miscellaneous.

                               (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Investors.

                               (b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

                               (c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected and the assignee executes a counterpart to this Agreement assuming all rights and obligations of an Investor hereunder.

                               (d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation, without the prior written consent of the Required Investors, after notice duly given by the Company to each Investor; provided that such successor corporation assumes the Company's obligations hereunder..

                               (e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                               (f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

                               (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                               (h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

                               (i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                               (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                               (k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Orange County or the United States District Court for the Central District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

                               (l) Independent Nature of Investors' Obligations and Rights. Except as otherwise set forth in another written agreement or other document signed by the respective Investor(s), (i) the obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement, (ii) nothing contained herein, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, and (iii) except as set forth in Section 7(a) of this Agreement, each Investor shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of this Agreement. Bingham McCutchen LLP does not represent any of the Investors in this transaction other than Winslow. The Company has elected to provide all Investors with the same terms for the convenience of the Company and not because it was required or requested to do so by the Investors.

                               (m) Remedies. In the event of a breach by the Company or by an Investor, of any of their obligations under this Agreement, each Investor or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Investor agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.
The Company:	VITALSTREAM HOLDINGS, INC.

	By:	/s/ Jack Waterman

	Name:	Jack Waterman
	Title:	Chairman & CEO

[Signature Page to Registration Rights Agreement]

The Investor:	Lagniappe Capital LLC

	By:	/s/ Christopher M. Nawn

	Name:	Christopher M. Nawn
	Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

The Investor:	Columbia Acorn Fund

	By:	/s/ Bruce Lauer

	Name:	Bruce Lauer
	Title:	Vice President of Columbia Acorn Trust

[Signature Page to Registration Rights Agreement]

The Investor:	WINSLOW HEDGE FUND, L.P., a Delaware limited partnership

	By:	WINSLOW GENERAL PARTNERS, L.L.C., a Delaware limited liability company

	By:	/s/ Jackson W. Robinson

	Name:	Jackson W. Robinson
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

The Investor:	JESSIE SMITH NOYES FOUNDATION

	By:	/s/ Jackson W. Robinson

	Name:	Jackson W. Robinson
	Title:	Managing Member of Winslow Management Company, LLC

[Signature Page to Registration Rights Agreement]

The Investor:	DAVID M. FARRELL TRUST

	By:	/s/ Jackson W. Robinson

	Name:	Jackson W. Robinson
	Title:	Managing Member of Winslow Management

[Signature Page to Registration Rights Agreement]

The Investor:	FARRELL DISTRIBUTING CORPORATION PENSION PLAN

	By:	/s/ Jackson W. Robinson

	Name:	Jackson W. Robinson
	Title:	Managing Member of Winslow Management Company, LLC

[Signature Page to Registration Rights Agreement]

The Investor:	SCENIC HUDSON, INC.

	By:	/s/ Jackson W. Robinson

	Name:	Jackson W. Robinson
	Title:	Managing Member of Winslow ManagementCompany, LLC

[Signature Page to Registration Rights Agreement]

The Investor:	Newlight Associates II, L.P.

	By:	/s/ Robert F. Raucci,

	Name:	Robert F. Raucci,
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

The Investor:	Newlight Associates II, (BVI), L.P.

	By:	/s/ Robert F. Raucci

	Name:	Robert F. Raucci
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

The Investor:	Newlight Associates II-E, L.P.

	By:	/s/ Robert F. Raucci

	Name:	Robert F. Raucci
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

The Investor:	Husic Capital Management, L.P.

	By:	/s/ Frank J. Husic

	Name:	Frank J. Husic
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

The Investor:	Nanocap Fund LP

	By:	/s/ Paul B. Stephens

	Name:	Paul B. Stephens
	Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

The Investor:	Nanocap Qualified Fund LP

	By:	/s/ Paul B. Stephens

	Name:	Paul B. Stephens
	Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

The Investor:	Walden VC II, L.P.

	By:	/s/ Philip Sanderson

	Name:	Philip Sanderson
	Title:	General Partner

[Signature Page to Registration Rights Agreement]

The Investor:	Zeiler/Bailey Family Trust dated May 14, 1998

	By:	/s/ John E. Zeisler

	Name:	John E. Zeisler
	Title:	Trustee

[Signature Page to Registration Rights Agreement]

The Investor:	William McDonagh.

	By:	/s/ William McDonagh.

	Name:	William McDonagh.
Title:

[Signature Page to Registration Rights Agreement]

The Investor:	Jay Tyler

	By:	/s/ Jay Tyler

	Name:	Jay Tyler
Title:

[Signature Page to Registration Rights Agreement]

The Investor:	Frank D. Gerber Trust

	By:	/s/ Frank D. Gerber

	Name:	Frank D. Gerber
	Title:	Trustee

[Signature Page to Registration Rights Agreement]

The Investor:	Ravi Chiruvolu

	By:	/s/ Ravi Chiruvolu

	Name:	Ravi Chiruvolu
Title:

[Signature Page to Registration Rights Agreement]

The Investor:	Schottenfeld Qualified Associates, L.P.

	By:	/s/ Richard Schottenfeld

	Name:	Richard Schottenfeld
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

The Investor:	CROSSLINK VENTURES IV, LP By: Crosslink Ventures Holdings, L.L.C., its General Partner

	By:	/s/ Michael J. Stark

	Name:	Michael J. Stark
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

The Investor:	CROSSLINK OMEGA VENTURES IV, GmbH & CO. KG By: Crosslink Verwaltungs GmbH, its General Partner

	By:	/s/ Michael J. Stark

	Name:	Michael J. Stark
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

The Investor:	OFFSHORE CROSSLINK OMEGA VENTURES IV, (a Cayman Islands Unit Trust) By: Crosslink Ventures Holdings, L.L.C., its General Partner

	By:	/s/ Michael J. Stark

	Name:	Michael J. Stark
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

The Investor:	OMEGA BAYVIEW IV, L.L.C.

	By:	/s/ Michael J. Stark

	Name:	Michael J. Stark
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

The Investor:	CROSSLINK CROSSOVER FUND IV L.P. By: Crossover Fund IV Management, L.L.C., its General Partner

	By:	/s/ Michael J. Stark

	Name:	Michael J. Stark
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

The Investor:	ELEVEN RINGS OPPORTUNITY FUND, L.P. By: Eleven Rings Opportunity Fund, G.P., its General Partner

	By:	/s/ Gary F. Hromadko

	Name:	Gary F. Hromadko
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

Exhibit A

Plan of Distribution

General

               The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

               The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;
•	a combination of any such methods of sale; and
•	any other method permitted pursuant to applicable law.

               The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders may also transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

               The selling stockholders may also sell shares by means of short sales to the extent permitted by United States securities laws. Short sales involve the sale by a selling stockholder, usually with a future delivery date, of shares of common stock that the seller does not own. Covered short sales are sales made in an amount not greater than the number of shares subject to the short seller's warrant, exchange right or other right to acquire shares of common stock. A selling stockholder may close out any covered short position by either exercising its warrants or exchange rights to acquire shares of common stock or purchasing shares in the open market. In determining the source of shares to close out the covered short position, a selling stockholder will likely consider, among other things, the price of shares of common stock available for purchase in the open market as compared to the price at which it may purchase shares of common stock pursuant to its warrants or exchange rights.

               Naked short sales are any sales in excess of the number of shares subject to the short seller's warrant, exchange right or other right to acquire shares of common stock. A selling stockholder must close out any naked position by purchasing shares. A naked short position is more likely to be created if a selling stockholder is concerned that there may be downward pressure on the price of the shares of common stock in the open market.

               The existence of a significant number of short sales generally causes the price of the shares of common stock to decline, in part because it indicates that a number of market participants are taking a position that will be profitable only if the price of the shares of common stock declines. Purchases to cover naked short sales may, however, increase the demand for the shares of common stock and have the effect of raising or maintaining the price of the shares of common stock.

               The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities that require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

               The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule.

               The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

               To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealers or underwriters, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

Expenses, Indemnification and Registration Obligations

               We are paying the expenses incurred in connection with preparing and filing this prospectus and the registration statement to which it relates, other than selling commissions. We have not retained any underwriter, broker or dealer to facilitate the offer or sale of the shares offered hereby. We will pay no underwriting commissions or discounts in connection therewith.

               We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus. The selling stockholders may indemnify any broker-dealers that participate in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

               We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (i) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (ii) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act.

Passive Market Making

               We have advised the selling stockholders that while they are engaged in a distribution of the shares offered pursuant to this prospectus, they are required to comply with Regulation M promulgated under the Securities Exchange Act of 1934, as amended. With certain exceptions, Regulation M precludes the selling stockholders, any affiliate purchasers and any broker-dealers or other persons who participate in the distribution from bidding for or purchasing, or attempting to induce any person to bid for or purchase, any security that is subject to the distribution until the entire distribution is complete. Regulation M also restricts bids or purchases made in order to stabilize the price of a security in connection with the distribution of that security. We do not intend to engage in any passive market making or stabilization transactions during the course of the distribution described in this prospectus. All of the foregoing may affect the marketability of the shares offered pursuant to this prospectus.

Limitations

               We have advised the selling stockholders that, to the extent necessary to comply with governing state securities laws, the offered securities should be offered and sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, we have advised the selling stockholders that the offered securities may not be offered or sold in any state unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available with respect to such offers or sales.